Supplement Dated December 6, 2019

To the Prospectus and Statement of Additional Information, each dated April 30, 2010

Voya Select Opportunities

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account B

This supplement updates the Prospectus and Statement of Additional Information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and SAI for future reference. If you have any questions, please call Customer Service at 1-800-366-0066.

IMPORTANT INFORMATION ABOUT THE VOYA EURO STOXX 50® INDEX PORTFOLIO

On November 21, 2019, the Board of Directors for the Voya Euro STOXX 50® Index Portfolio ratified the closing of the Portfolio to new investment, effective September 12, 2019.

IMPORTANT INFORMATION ABOUT THE VOYA RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO (the “Fund”)

Effective immediately, the Fund’s diversification status will be considered either “diversified” or “non-diversified,” as defined in the 1940 Act, depending upon the composition of the Russell Top 200® Growth Index (the “Index”) at the time.

A “non-diversified” mutual fund may invest a greater percentage of its assets in the securities of a single issuer than a “diversified” mutual fund.  A “non-diversified” investment company is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified mutual fund might be.  The Fund may significantly underperform other mutual funds or investments due to the poor performance of relatively few stocks, or even a single stock, and the Fund shares may experience significant fluctuations in value.

X.162593-19GW	December 2019